UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-04894

                             Franklin Managed Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 9/30
                         ----

Date of reporting period: 9/30/09
                          -------


Item 1. Reports to Stockholders.



SEPTEMBER 30, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Managed Trust

                                   (GRAPHIC)

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                                    FRANKLIN
                             RISING DIVIDENDS FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Franklin Rising Dividends Fund ............................................    3
Performance Summary .......................................................    7
Your Fund's Expenses ......................................................   12
Financial Highlights and Statement of Investments .........................   14
Financial Statements ......................................................   22
Notes to Financial Statements .............................................   26
Report of Independent Registered Public Accounting Firm ...................   35
Tax Designation ...........................................................   36
Board Members and Officers ................................................   37
Shareholder Information ...................................................   41

Shareholder Letter

Dear Shareholder:

During the 12-month period ended September 30, 2009, economic activity weakened before showing signs of stabilization. The slowdown began in 2008 with the U.S. subprime mortgage and credit crises and eventually spread worldwide. Despite coordinated efforts by many governments to address spreading liquidity and credit problems, deteriorating economic conditions and mounting uncertainty contributed to market woes through the period's first half. Later in the period, some indicators offered a better economic outlook, and markets rallied beginning in March 2009, erasing much of the earlier losses. At period-end, although some observers thought the worst of the economic crises was behind us, others believed significant challenges remained. We think it is important to put short-term market developments in perspective. Keep in mind that as uncertain as current conditions may be, we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and recovery.

In the enclosed annual report for Franklin Rising Dividends Fund, Don Taylor, the lead portfolio manager, discusses market conditions, investment decisions and Fund performance during the period under review. The report contains additional performance data and financial information. Our website, franklintempleton.com, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do mutual fund share prices.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                       Not part of the annual report | 1

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ William J. Lippman

William J. Lippman
President and Chief Executive Officer - Investment Management
Franklin Managed Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF SEPTEMBER 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report
Franklin Rising Dividends Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Rising Dividends Fund seeks long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration. The Fund invests at least 80% of its net assets in companies that have paid consistently rising dividends.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Rising Dividends Fund covers the fiscal year ended September 30, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Rising Dividends Fund - Class A had a -5.90% cumulative total return. The Fund's Class A shares performed better than the benchmark, the Standard & Poor's 500 Index (S&P 500), which declined 6.91% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

The 12-month period under review can be divided into two halves: the first marked by the bursting of the credit and commodities' bubbles, the onset of global recession and the precipitous decline of equity markets, and the second by a sharp market rebound amid renewed optimism. Following the failure of several financial institutions in September 2008, restrictive credit and wealth deterioration stalled economic activity, marking the first global recession in nearly half a century. Equity market volatility reached record levels, and consumer confidence plummeted. Job losses mounted and U.S. unemployment rose, ending the period at 9.8%, although the pace of job losses eased somewhat toward the end of the period. (2)

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                Annual Report | 3

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 9/30/09

                                  (BAR CHART)

Health Care Equipment & Services                 12.9%
Materials                                        11.9%
Insurance                                        11.8%
Electrical Equipment                              8.8%
Household & Personal Products                     6.9%
Machinery                                         6.3%
Pharmaceuticals, Biotechnology & Life Sciences    5.6%
Aerospace & Defense                               5.4%
Retailing                                         5.2%
Food & Staples Retailing                          5.0%
Food, Beverage & Tobacco                          3.8%
Commercial & Professional Services                2.5%
Technology Hardware & Equipment                   2.0%
Other                                             6.2%
Short-Term Investments & Other Net Assets         5.7%

The Federal Reserve Board responded to the deteriorating financial and credit situations by lowering the federal funds target rate to a range of 0% to 0.25% in December 2008 to stimulate economic growth. In addition, in late July the government implemented a month-long cash-for-clunkers program, which boosted retail and auto sales. Economic activity, as measured by U.S. gross domestic product (GDP), fell at annualized rates of 5.4% in 2008's fourth quarter and 6.1% in 2009's first quarter. The decline in GDP eased in 2009's second quarter at an annualized rate of -0.7%, and GDP grew at an estimated annualized 3.5% rate in the third quarter. Commodity prices fell through early 2009 before rebounding somewhat through period-end, which contributed to a significant decline in inflation. September's inflation rate was an annualized -1.3%, while core inflation, which excludes food and energy costs, was an annualized 1.5%.(2)

U.S. equity markets declined precipitously until March 2009 before beginning a rally fueled by low valuations, renewed optimism and aggregate corporate earnings that beat consensus expectations. Investors' optimism returned and risk aversion subsided as equity markets regained much of their losses from 2008. For the 12 months under review, the Dow Jones Industrial Average, S&P 500 and NASDAQ Composite Index had total returns of -7.38%, -6.91% and +2.53%, respectively.(3) The information technology, consumer discretionary and telecommunication services sectors performed best, while the financials, energy and industrials sectors had the biggest declines.

INVESTMENT STRATEGY

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also realize stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks generally will pass certain screens, requiring consistent and substantial dividend increases, strong balance sheets, and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at what we believe are attractive prices, often when they are out of favor with other investors.

(3.) Source: (C) 2009 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                4 | Annual Report

MANAGER'S DISCUSSION

During the Fund's fiscal year, three holdings that declined in value and hurt Fund performance were General Electric (GE), Brady, and Procter & Gamble. Shares of diversified manufacturing and financial services company GE fell largely due to investors' concerns about the underlying value of certain financial assets held by the company. These concerns led to fears the company was not adequately capitalized, and its stock price fell sharply given a perceived potential for the company to dilute shares to raise capital. Brady, which makes labels, signs and electrical components, suffered as the company lowered its 2009 profit projections due to declining sales and unfavorable currency exchange rates. Several issues caused weakness in personal products manufacturer Procter & Gamble's stock price including possibly weakening demand from emerging markets and concern that private label products would gain market share.

Significant contributors to the Fund's return included Family Dollar Stores, Praxair and Nucor. Discount retailer Family Dollar Stores continued to benefit from cost-conscious consumers, and the company reported higher sales and revenues. The company has 33 consecutive years of dividend increases. Industrial gases company Praxair reported better-than-expected results during the period and boosted its dividend for the sixteenth consecutive year. Steel company Nucor benefited from expectations for increased infrastructure spending in the U.S. and abroad. Nucor has 36 years of dividend increases.

During the Fund's fiscal year, we initiated positions in health care products manufacturer Abbott Laboratories, industrial gases producer Air Products & Chemicals, information technology services and software provider International Business Machines, and Stryker, a medical technology company specializing in orthopedic implants and surgical equipment. We made significant additions to holdings in Becton Dickinson, a medical devices company, and McCormick, a specialty food manufacturer. Becton Dickinson has 36 years of dividend increases, while McCormick has increased its dividend for 22 years. We made smaller additions to 12 other positions.

We eliminated the Fund's position in GE and reduced our holding in State Street after both companies reduced their dividends during the period to improve their capital positions. We also eliminated our holdings in PNC Financial Services Group and SunTrust Banks and significantly reduced our position in U.S. Bancorp largely due to concerns about the companies' fundamental asset quality. By period-end, each of these three companies had also reduced its dividend. We made smaller reductions to 11 other positions during the period.

TOP 10 EQUITY HOLDINGS
9/30/09

COMPANY                                % OF TOTAL
SECTOR/INDUSTRY                        NET ASSETS
---------------                        ----------
United Technologies Corp.                 5.4%
   AEROSPACE & DEFENSE
Praxair Inc.                              5.3%
   MATERIALS
The Procter & Gamble Co.                  5.3%
   HOUSEHOLD & PERSONAL PRODUCTS
Becton Dickinson and Co.                  5.1%
   HEALTH CARE EQUIPMENT & SERVICES
Roper Industries Inc.                     5.1%
   ELECTRICAL EQUIPMENT
Family Dollar Stores Inc.                 5.0%
   RETAILING
Wal-Mart Stores Inc.                      5.0%
   FOOD & STAPLES RETAILING
Dover Corp.                               4.0%
   MACHINERY
McCormick & Co. Inc.                      3.8%
   FOOD, BEVERAGE & TOBACCO
Brady Corp., A                            3.6%
   ELECTRICAL EQUIPMENT


                                Annual Report | 5

Our 10 largest positions on September 30, 2009, represented 47.6% of the Fund's total net assets. It is interesting to note how these 10 companies would, in aggregate, respond to the Fund's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 30 years in a row and by 240% over the past 10 years. Their most recent year-over-year dividend increases averaged 10.5% with a yield of 2.2% on September 30, 2009, and a dividend payout ratio of 36%, based on estimates of calendar year 2009 operating earnings. The average price/earnings ratio was 16.3 times 2009 estimates versus 17.6 for that of the unmanaged S&P 500.

Thank you for your continued participation in Franklin Rising Dividends Fund. We look forward to serving your future investment needs.

(PHOTO OF DONALD G. TAYLOR)


/s/ Donald G. Taylor

Donald G. Taylor, CPA
Lead Portfolio Manager

William J. Lippman
Margaret McGee
Bruce C. Baughman, CPA

Portfolio Management Team
Franklin Rising Dividends Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                6 | Annual Report

Performance Summary as of 9/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRDPX)                    CHANGE   9/30/09   9/30/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$2.36    $26.72    $29.08
DISTRIBUTIONS (10/1/08-9/30/09)
Dividend Income                  $0.5145

CLASS B (SYMBOL: FRDBX)                    CHANGE   9/30/09   9/30/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$2.22    $26.51    $28.73
DISTRIBUTIONS (10/1/08-9/30/09)
Dividend Income                  $0.2555

CLASS C (SYMBOL: FRDTX)                    CHANGE   9/30/09   9/30/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$2.23    $26.41    $28.64
DISTRIBUTIONS (10/1/08-9/30/09)
Dividend Income                  $0.2765

CLASS R (SYMBOL: FRDRX)                    CHANGE   9/30/09   9/30/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$2.32    $26.64    $28.96
DISTRIBUTIONS (10/1/08-9/30/09)
Dividend Income                  $0.4249

ADVISOR CLASS (SYMBOL: FRDAX)              CHANGE   9/30/09   9/30/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$2.39    $26.68    $29.07
DISTRIBUTIONS (10/1/08-9/30/09)
Dividend Income                  $0.5943


                               Annual Report | 7

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        1-YEAR   5-YEAR   10-YEAR
-------                                       -------   ------   -------
Cumulative Total Return(1)                      -5.90%   +1.22%   +68.38%
Average Annual Total Return(2)                 -11.30%   -0.94%    +4.73%
Value of $10,000 Investment(3)                $ 8,870   $9,538   $15,869
   Total Annual Operating Expenses(4)  1.03%

CLASS B                                        1-YEAR   5-YEAR   10-YEAR
-------                                       -------   ------   -------
Cumulative Total Return(1)                      -6.62%   -2.43%   +60.45%
Average Annual Total Return(2)                 -10.31%   -0.85%    +4.84%
Value of $10,000 Investment(3)                $ 8,969   $9,582   $16,045
   Total Annual Operating Expenses(4)  1.78%

CLASS C                                       1-YEAR   5-YEAR   10-YEAR
-------                                       ------   ------   -------
Cumulative Total Return(1)                     -6.59%   -2.41%   +57.99%
Average Annual Total Return(2)                 -7.51%   -0.49%    +4.68%
Value of $10,000 Investment(3)                $9,249   $9,759   $15,799
   Total Annual Operating Expenses(4)  1.77%

                                                                 INCEPTION
CLASS R                                       1-YEAR    5-YEAR    (1/1/02)
-------                                       ------   -------   ---------
Cumulative Total Return(1)                     -6.18%    +0.02%    +25.75%
Average Annual Total Return(2)                 -6.18%     0.00%     +3.00%
Value of $10,000 Investment(3)                $9,382   $10,002    $12,575
   Total Annual Operating Expenses(4)  1.28%

ADVISOR CLASS(5)                              1-YEAR    5-YEAR   10-YEAR
----------------                              ------   -------   -------
Cumulative Total Return(1)                     -5.66%    +2.22%   +70.05%
Average Annual Total Return(2)                 -5.66%    +0.44%    +5.45%
Value of $10,000 Investment(3)                $9,434   $10,222   $17,005
   Total Annual Operating Expenses(4)  0.78%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                                8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (10/1/99-9/30/09)

                              (PERFORMANCE GRAPH)

                  FRANKLIN RISING
   DATE      DIVIDENDS FUND - CLASS A   S&P 500 INDEX     CPI
----------   ------------------------   -------------   -------
 10/1/1999            $ 9,424              $10,000      $10,000
10/31/1999            $ 9,508              $10,633      $10,018
11/30/1999            $ 9,393              $10,849      $10,024
12/31/1999            $ 9,298              $11,488      $10,024
 1/31/2000            $ 8,855              $10,911      $10,054
 2/29/2000            $ 8,826              $10,704      $10,113
 3/31/2000            $ 9,580              $11,751      $10,197
 4/30/2000            $ 9,537              $11,398      $10,203
 5/31/2000            $ 9,696              $11,164      $10,214
 6/30/2000            $ 9,167              $11,439      $10,268
 7/31/2000            $ 9,080              $11,260      $10,292
 8/31/2000            $ 9,607              $11,960      $10,292
 9/30/2000            $ 9,702              $11,328      $10,345
10/31/2000            $ 9,939              $11,281      $10,363
11/30/2000            $10,099              $10,391      $10,369
12/31/2000            $11,063              $10,442      $10,363
 1/31/2001            $11,253              $10,812      $10,429
 2/28/2001            $11,194              $ 9,827      $10,471
 3/31/2001            $10,990              $ 9,204      $10,494
 4/30/2001            $11,545              $ 9,919      $10,536
 5/31/2001            $11,954              $ 9,986      $10,584
 6/30/2001            $11,983              $ 9,743      $10,602
 7/31/2001            $12,232              $ 9,647      $10,572
 8/31/2001            $12,159              $ 9,043      $10,572
 9/30/2001            $11,099              $ 8,313      $10,619
10/31/2001            $11,270              $ 8,471      $10,584
11/30/2001            $12,052              $ 9,121      $10,566
12/31/2001            $12,513              $ 9,201      $10,524
 1/31/2002            $12,801              $ 9,067      $10,548
 2/28/2002            $13,124              $ 8,892      $10,590
 3/31/2002            $13,783              $ 9,226      $10,649
 4/30/2002            $13,955              $ 8,667      $10,709
 5/31/2002            $13,869              $ 8,603      $10,709
 6/30/2002            $13,376              $ 7,990      $10,715
 7/31/2002            $12,522              $ 7,367      $10,727
 8/31/2002            $12,704              $ 7,416      $10,762
 9/30/2002            $11,573              $ 6,610      $10,780
10/31/2002            $12,124              $ 7,192      $10,798
11/30/2002            $12,514              $ 7,615      $10,798
12/31/2002            $12,292              $ 7,167      $10,774
 1/31/2003            $11,819              $ 6,980      $10,822
 2/28/2003            $11,595              $ 6,875      $10,905
 3/31/2003            $11,590              $ 6,942      $10,971
 4/30/2003            $12,562              $ 7,514      $10,947
 5/31/2003            $13,158              $ 7,909      $10,929
 6/30/2003            $13,184              $ 8,010      $10,941
 7/31/2003            $13,667              $ 8,152      $10,953
 8/31/2003            $13,846              $ 8,310      $10,995
 9/30/2003            $13,769              $ 8,222      $11,030
10/31/2003            $14,727              $ 8,687      $11,018
11/30/2003            $14,798              $ 8,764      $10,989
12/31/2003            $15,206              $ 9,223      $10,977
 1/31/2004            $15,381              $ 9,393      $11,030
 2/29/2004            $15,652              $ 9,523      $11,090
 3/31/2004            $15,524              $ 9,380      $11,161
 4/30/2004            $15,247              $ 9,232      $11,197
 5/31/2004            $15,504              $ 9,359      $11,263
 6/30/2004            $15,847              $ 9,541      $11,298
 7/31/2004            $15,468              $ 9,225      $11,281
 8/31/2004            $15,673              $ 9,263      $11,286
 9/30/2004            $15,678              $ 9,363      $11,310
10/31/2004            $15,596              $ 9,506      $11,370
11/30/2004            $16,263              $ 9,891      $11,376
12/31/2004            $16,769              $10,227      $11,334
 1/31/2005            $16,389              $ 9,978      $11,358
 2/28/2005            $16,634              $10,188      $11,423
 3/31/2005            $16,347              $10,007      $11,513
 4/30/2005            $16,050              $ 9,818      $11,590
 5/31/2005            $16,404              $10,130      $11,578
 6/30/2005            $16,295              $10,144      $11,584
 7/31/2005            $16,806              $10,522      $11,638
 8/31/2005            $16,305              $10,426      $11,697
 9/30/2005            $16,243              $10,510      $11,840
10/31/2005            $16,316              $10,335      $11,864
11/30/2005            $16,952              $10,726      $11,769
12/31/2005            $17,159              $10,729      $11,721
 1/31/2006            $17,704              $11,014      $11,811
 2/28/2006            $18,102              $11,043      $11,834
 3/31/2006            $18,414              $11,181      $11,900
 4/30/2006            $18,589              $11,331      $12,001
 5/31/2006            $18,118              $11,005      $12,061
 6/30/2006            $18,033              $11,020      $12,085
 7/31/2006            $18,059              $11,088      $12,120
 8/31/2006            $18,759              $11,352      $12,144
 9/30/2006            $19,209              $11,644      $12,085
10/31/2006            $19,644              $12,024      $12,019
11/30/2006            $20,004              $12,252      $12,001
12/31/2006            $20,136              $12,424      $12,019
 1/31/2007            $20,485              $12,612      $12,056
 2/28/2007            $20,080              $12,365      $12,120
 3/31/2007            $20,007              $12,504      $12,231
 4/30/2007            $20,535              $13,057      $12,310
 5/31/2007            $21,332              $13,513      $12,385
 6/30/2007            $21,035              $13,289      $12,409
 7/31/2007            $20,266              $12,877      $12,406
 8/31/2007            $20,602              $13,070      $12,383
 9/30/2007            $21,040              $13,558      $12,418
10/31/2007            $20,675              $13,774      $12,444
11/30/2007            $19,912              $13,198      $12,518
12/31/2007            $19,543              $13,107      $12,510
 1/31/2008            $18,899              $12,321      $12,572
 2/29/2008            $18,435              $11,920      $12,608
 3/31/2008            $18,702              $11,869      $12,718
 4/30/2008            $19,212              $12,447      $12,795
 5/31/2008            $19,520              $12,608      $12,902
 6/30/2008            $17,687              $11,545      $13,032
 7/31/2008            $18,105              $11,448      $13,101
 8/31/2008            $18,209              $11,614      $13,049
 9/30/2008            $16,864              $10,579      $13,031
10/31/2008            $14,701              $ 8,802      $12,899
11/30/2008            $13,842              $ 8,171      $12,652
12/31/2008            $14,224              $ 8,257      $12,521
 1/31/2009            $12,673              $ 7,561      $12,576
 2/28/2009            $11,385              $ 6,756      $12,638
 3/31/2009            $12,388              $ 7,348      $12,669
 4/30/2009            $13,451              $ 8,051      $12,700
 5/31/2009            $14,004              $ 8,502      $12,737
 6/30/2009            $14,123              $ 8,519      $12,847
 7/31/2009            $15,061              $ 9,163      $12,826
 8/31/2009            $15,530              $ 9,494      $12,855
 9/30/2009            $15,869              $ 9,848      $12,863

AVERAGE ANNUAL TOTAL RETURN

CLASS A   9/30/09
-------   -------
1-Year    -11.30%
5-Year     -0.94%
10-Year    +4.73%

CLASS B (10/1/99-9/30/09)

                              (PERFORMANCE GRAPH)

                  FRANKLIN RISING
   DATE      DIVIDENDS FUND - CLASS B   S&P 500 INDEX     CPI
----------   ------------------------   -------------   -------
 10/1/1999            $10,000              $10,000      $10,000
10/31/1999            $10,085              $10,633      $10,018
11/30/1999            $ 9,958              $10,849      $10,024
12/31/1999            $ 9,853              $11,488      $10,024
 1/31/2000            $ 9,377              $10,911      $10,054
 2/29/2000            $ 9,347              $10,704      $10,113
 3/31/2000            $10,144              $11,751      $10,197
 4/30/2000            $10,093              $11,398      $10,203
 5/31/2000            $10,252              $11,164      $10,214
 6/30/2000            $ 9,688              $11,439      $10,268
 7/31/2000            $ 9,591              $11,260      $10,292
 8/31/2000            $10,144              $11,960      $10,292
 9/30/2000            $10,238              $11,328      $10,345
10/31/2000            $10,489              $11,281      $10,363
11/30/2000            $10,648              $10,391      $10,369
12/31/2000            $11,663              $10,442      $10,363
 1/31/2001            $11,858              $10,812      $10,429
 2/28/2001            $11,786              $ 9,827      $10,471
 3/31/2001            $11,565              $ 9,204      $10,494
 4/30/2001            $12,146              $ 9,919      $10,536
 5/31/2001            $12,568              $ 9,986      $10,584
 6/30/2001            $12,596              $ 9,743      $10,602
 7/31/2001            $12,848              $ 9,647      $10,572
 8/31/2001            $12,771              $ 9,043      $10,572
 9/30/2001            $11,648              $ 8,313      $10,619
10/31/2001            $11,828              $ 8,471      $10,584
11/30/2001            $12,637              $ 9,121      $10,566
12/31/2001            $13,124              $ 9,201      $10,524
 1/31/2002            $13,416              $ 9,067      $10,548
 2/28/2002            $13,745              $ 8,892      $10,590
 3/31/2002            $14,436              $ 9,226      $10,649
 4/30/2002            $14,606              $ 8,667      $10,709
 5/31/2002            $14,505              $ 8,603      $10,709
 6/30/2002            $13,990              $ 7,990      $10,715
 7/31/2002            $13,087              $ 7,367      $10,727
 8/31/2002            $13,273              $ 7,416      $10,762
 9/30/2002            $12,088              $ 6,610      $10,780
10/31/2002            $12,656              $ 7,192      $10,798
11/30/2002            $13,060              $ 7,615      $10,798
12/31/2002            $12,820              $ 7,167      $10,774
 1/31/2003            $12,330              $ 6,980      $10,822
 2/28/2003            $12,084              $ 6,875      $10,905
 3/31/2003            $12,079              $ 6,942      $10,971
 4/30/2003            $13,087              $ 7,514      $10,947
 5/31/2003            $13,695              $ 7,909      $10,929
 6/30/2003            $13,717              $ 8,010      $10,941
 7/31/2003            $14,213              $ 8,152      $10,953
 8/31/2003            $14,394              $ 8,310      $10,995
 9/30/2003            $14,304              $ 8,222      $11,030
10/31/2003            $15,291              $ 8,687      $11,018
11/30/2003            $15,360              $ 8,764      $10,989
12/31/2003            $15,777              $ 9,223      $10,977
 1/31/2004            $15,954              $ 9,393      $11,030
 2/29/2004            $16,227              $ 9,523      $11,090
 3/31/2004            $16,087              $ 9,380      $11,161
 4/30/2004            $15,793              $ 9,232      $11,197
 5/31/2004            $16,050              $ 9,359      $11,263
 6/30/2004            $16,398              $ 9,541      $11,298
 7/31/2004            $16,002              $ 9,225      $11,281
 8/31/2004            $16,205              $ 9,263      $11,286
 9/30/2004            $16,200              $ 9,363      $11,310
10/31/2004            $16,114              $ 9,506      $11,370
11/30/2004            $16,794              $ 9,891      $11,376
12/31/2004            $17,307              $10,227      $11,334
 1/31/2005            $16,906              $ 9,978      $11,358
 2/28/2005            $17,150              $10,188      $11,423
 3/31/2005            $16,846              $10,007      $11,513
 4/30/2005            $16,526              $ 9,818      $11,590
 5/31/2005            $16,884              $10,130      $11,578
 6/30/2005            $16,754              $10,144      $11,584
 7/31/2005            $17,275              $10,522      $11,638
 8/31/2005            $16,749              $10,426      $11,697
 9/30/2005            $16,667              $10,510      $11,840
10/31/2005            $16,738              $10,335      $11,864
11/30/2005            $17,378              $10,726      $11,769
12/31/2005            $17,575              $10,729      $11,721
 1/31/2006            $18,122              $11,014      $11,811
 2/28/2006            $18,515              $11,043      $11,834
 3/31/2006            $18,827              $11,181      $11,900
 4/30/2006            $18,996              $11,331      $12,001
 5/31/2006            $18,499              $11,005      $12,061
 6/30/2006            $18,400              $11,020      $12,085
 7/31/2006            $18,422              $11,088      $12,120
 8/31/2006            $19,122              $11,352      $12,144
 9/30/2006            $19,571              $11,644      $12,085
10/31/2006            $19,997              $12,024      $12,019
11/30/2006            $20,347              $12,252      $12,001
12/31/2006            $20,475              $12,424      $12,019
 1/31/2007            $20,814              $12,612      $12,056
 2/28/2007            $20,395              $12,365      $12,120
 3/31/2007            $20,303              $12,504      $12,231
 4/30/2007            $20,826              $13,057      $12,310
 5/31/2007            $21,620              $13,513      $12,385
 6/30/2007            $21,309              $13,289      $12,409
 7/31/2007            $20,515              $12,877      $12,406
 8/31/2007            $20,843              $13,070      $12,383
 9/30/2007            $21,275              $13,558      $12,418
10/31/2007            $20,907              $13,774      $12,444
11/30/2007            $20,135              $13,198      $12,518
12/31/2007            $19,763              $13,107      $12,510
 1/31/2008            $19,113              $12,321      $12,572
 2/29/2008            $18,645              $11,920      $12,608
 3/31/2008            $18,915              $11,869      $12,718
 4/30/2008            $19,431              $12,447      $12,795
 5/31/2008            $19,742              $12,608      $12,902
 6/30/2008            $17,888              $11,545      $13,032
 7/31/2008            $18,311              $11,448      $13,101
 8/31/2008            $18,417              $11,614      $13,049
 9/30/2008            $17,056              $10,579      $13,031
10/31/2008            $14,867              $ 8,802      $12,899
11/30/2008            $13,999              $ 8,171      $12,652
12/31/2008            $14,384              $ 8,257      $12,521
 1/31/2009            $12,816              $ 7,561      $12,576
 2/28/2009            $11,513              $ 6,756      $12,638
 3/31/2009            $12,528              $ 7,348      $12,669
 4/30/2009            $13,603              $ 8,051      $12,700
 5/31/2009            $14,162              $ 8,502      $12,737
 6/30/2009            $14,283              $ 8,519      $12,847
 7/31/2009            $15,231              $ 9,163      $12,826
 8/31/2009            $15,706              $ 9,494      $12,855
 9/30/2009            $16,045              $ 9,848      $12,863

AVERAGE ANNUAL TOTAL RETURN

CLASS B   9/30/09
-------   -------
1-Year    -10.31%
5-Year     -0.85%
10-Year    +4.84%


                                Annual Report | 9

AVERAGE ANNUAL TOTAL RETURN

CLASS C   9/30/09
-------   -------
1-Year     -7.51%
5-Year     -0.49%
10-Year    +4.68%

CLASS C (10/1/99-9/30/09)

                              (PERFORMANCE GRAPH)

                  FRANKLIN RISING
    DATE     DIVIDENDS FUND - CLASS C   S&P 500 INDEX     CPI
----------   ------------------------   -------------   -------
 10/1/1999            $10,000              $10,000      $10,000
10/31/1999            $10,080              $10,633      $10,018
11/30/1999            $ 9,953              $10,849      $10,024
12/31/1999            $ 9,850              $11,488      $10,024
 1/31/2000            $ 9,373              $10,911      $10,054
 2/29/2000            $ 9,347              $10,704      $10,113
 3/31/2000            $10,143              $11,751      $10,197
 4/30/2000            $10,097              $11,398      $10,203
 5/31/2000            $10,256              $11,164      $10,214
 6/30/2000            $ 9,691              $11,439      $10,268
 7/31/2000            $ 9,593              $11,260      $10,292
 8/31/2000            $10,148              $11,960      $10,292
 9/30/2000            $10,238              $11,328      $10,345
10/31/2000            $10,485              $11,281      $10,363
11/30/2000            $10,644              $10,391      $10,369
12/31/2000            $11,660              $10,442      $10,363
 1/31/2001            $11,856              $10,812      $10,429
 2/28/2001            $11,783              $ 9,827      $10,471
 3/31/2001            $11,567              $ 9,204      $10,494
 4/30/2001            $12,144              $ 9,919      $10,536
 5/31/2001            $12,566              $ 9,986      $10,584
 6/30/2001            $12,591              $ 9,743      $10,602
 7/31/2001            $12,849              $ 9,647      $10,572
 8/31/2001            $12,766              $ 9,043      $10,572
 9/30/2001            $11,649              $ 8,313      $10,619
10/31/2001            $11,824              $ 8,471      $10,584
11/30/2001            $12,633              $ 9,121      $10,566
12/31/2001            $13,113              $ 9,201      $10,524
 1/31/2002            $13,406              $ 9,067      $10,548
 2/28/2002            $13,741              $ 8,892      $10,590
 3/31/2002            $14,427              $ 9,226      $10,649
 4/30/2002            $14,602              $ 8,667      $10,709
 5/31/2002            $14,501              $ 8,603      $10,709
 6/30/2002            $13,986              $ 7,990      $10,715
 7/31/2002            $13,087              $ 7,367      $10,727
 8/31/2002            $13,273              $ 7,416      $10,762
 9/30/2002            $12,082              $ 6,610      $10,780
10/31/2002            $12,651              $ 7,192      $10,798
11/30/2002            $13,060              $ 7,615      $10,798
12/31/2002            $12,820              $ 7,167      $10,774
 1/31/2003            $12,323              $ 6,980      $10,822
 2/28/2003            $12,083              $ 6,875      $10,905
 3/31/2003            $12,067              $ 6,942      $10,971
 4/30/2003            $13,076              $ 7,514      $10,947
 5/31/2003            $13,685              $ 7,909      $10,929
 6/30/2003            $13,706              $ 8,010      $10,941
 7/31/2003            $14,202              $ 8,152      $10,953
 8/31/2003            $14,379              $ 8,310      $10,995
 9/30/2003            $14,293              $ 8,222      $11,030
10/31/2003            $15,281              $ 8,687      $11,018
11/30/2003            $15,350              $ 8,764      $10,989
12/31/2003            $15,766              $ 9,223      $10,977
 1/31/2004            $15,937              $ 9,393      $11,030
 2/29/2004            $16,210              $ 9,523      $11,090
 3/31/2004            $16,076              $ 9,380      $11,161
 4/30/2004            $15,782              $ 9,232      $11,197
 5/31/2004            $16,039              $ 9,359      $11,263
 6/30/2004            $16,382              $ 9,541      $11,298
 7/31/2004            $15,991              $ 9,225      $11,281
 8/31/2004            $16,189              $ 9,263      $11,286
 9/30/2004            $16,189              $ 9,363      $11,310
10/31/2004            $16,098              $ 9,506      $11,370
11/30/2004            $16,778              $ 9,891      $11,376
12/31/2004            $17,291              $ 10,227     $11,334
 1/31/2005            $16,889              $ 9,978      $11,358
 2/28/2005            $17,133              $10,188      $11,423
 3/31/2005            $16,830              $10,007      $11,513
 4/30/2005            $16,510              $ 9,818      $11,590
 5/31/2005            $16,868              $10,130      $11,578
 6/30/2005            $16,743              $10,144      $11,584
 7/31/2005            $17,258              $10,522      $11,638
 8/31/2005            $16,732              $10,426      $11,697
 9/30/2005            $16,656              $10,510      $11,840
10/31/2005            $16,721              $10,335      $11,864
11/30/2005            $17,367              $10,726      $11,769
12/31/2005            $17,564              $10,729      $11,721
 1/31/2006            $18,111              $11,014      $11,811
 2/28/2006            $18,505              $11,043      $11,834
 3/31/2006            $18,817              $11,181      $11,900
 4/30/2006            $18,982              $11,331      $12,001
 5/31/2006            $18,484              $11,005      $12,061
 6/30/2006            $18,391              $11,020      $12,085
 7/31/2006            $18,407              $11,088      $12,120
 8/31/2006            $19,108              $11,352      $12,144
 9/30/2006            $19,556              $11,644      $12,085
10/31/2006            $19,989              $12,024      $12,019
11/30/2006            $20,334              $12,252      $12,001
12/31/2006            $20,461              $12,424      $12,019
 1/31/2007            $20,801              $12,612      $12,056
 2/28/2007            $20,380              $12,365      $12,120
 3/31/2007            $20,288              $12,504      $12,231
 4/30/2007            $20,812              $13,057      $12,310
 5/31/2007            $21,608              $13,513      $12,385
 6/30/2007            $21,291              $13,289      $12,409
 7/31/2007            $20,501              $12,877      $12,406
 8/31/2007            $20,830              $13,070      $12,383
 9/30/2007            $21,256              $13,558      $12,418
10/31/2007            $20,876              $13,774      $12,444
11/30/2007            $20,098              $13,198      $12,518
12/31/2007            $19,705              $13,107      $12,510
 1/31/2008            $19,050              $12,321      $12,572
 2/29/2008            $18,566              $11,920      $12,608
 3/31/2008            $18,826              $11,869      $12,718
 4/30/2008            $19,328              $12,447      $12,795
 5/31/2008            $19,629              $12,608      $12,902
 6/30/2008            $17,774              $11,545      $13,032
 7/31/2008            $18,176              $11,448      $13,101
 8/31/2008            $18,271              $11,614      $13,049
 9/30/2008            $16,912              $10,579      $13,031
10/31/2008            $14,733              $ 8,802      $12,899
11/30/2008            $13,865              $ 8,171      $12,652
12/31/2008            $14,237              $ 8,257      $12,521
 1/31/2009            $12,676              $ 7,561      $12,576
 2/28/2009            $11,378              $ 6,756      $12,638
 3/31/2009            $12,377              $ 7,348      $12,669
 4/30/2009            $13,430              $ 8,051      $12,700
 5/31/2009            $13,974              $ 8,502      $12,737
 6/30/2009            $14,088              $ 8,519      $12,847
 7/31/2009            $15,009              $ 9,163      $12,826
 8/31/2009            $15,470              $ 9,494      $12,855
 9/30/2009            $15,799              $ 9,848      $12,863

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    9/30/09
-------                    -------
1-Year                      -6.18%
5-Year                       0.00%
Since Inception (1/1/02)    +3.00%

CLASS R (1/1/02-9/30/09)

                              (PERFORMANCE GRAPH)

                  FRANKLIN RISING
   DATE      DIVIDENDS FUND - CLASS R   S&P 500 INDEX     CPI
----------   ------------------------   -------------   -------
  1/1/2002            $10,000              $10,000      $10,000
 1/31/2002            $10,276              $ 9,854      $10,023
 2/28/2002            $10,535              $ 9,664      $10,062
 3/31/2002            $11,065              $10,027      $10,119
 4/30/2002            $11,202              $ 9,420      $10,175
 5/31/2002            $11,133              $ 9,350      $10,175
 6/30/2002            $10,738              $ 8,684      $10,181
 7/31/2002            $10,052              $ 8,007      $10,192
 8/31/2002            $10,198              $ 8,060      $10,226
 9/30/2002            $ 9,291              $ 7,184      $10,243
10/31/2002            $ 9,734              $ 7,816      $10,260
11/30/2002            $10,047              $ 8,276      $10,260
12/31/2002            $ 9,867              $ 7,790      $10,238
 1/31/2003            $ 9,490              $ 7,586      $10,283
 2/28/2003            $ 9,307              $ 7,472      $10,362
 3/31/2003            $ 9,303              $ 7,545      $10,424
 4/30/2003            $10,084              $ 8,166      $10,402
 5/31/2003            $10,559              $ 8,596      $10,385
 6/30/2003            $10,580              $ 8,706      $10,396
 7/31/2003            $10,965              $ 8,859      $10,407
 8/31/2003            $11,109              $ 9,032      $10,447
 9/30/2003            $11,046              $ 8,936      $10,481
10/31/2003            $11,817              $ 9,442      $10,470
11/30/2003            $11,874              $ 9,525      $10,441
12/31/2003            $12,198              $10,024      $10,430
 1/31/2004            $12,338              $10,208      $10,481
 2/29/2004            $12,556              $10,350      $10,538
 3/31/2004            $12,454              $10,194      $10,606
 4/30/2004            $12,231              $10,034      $10,640
 5/31/2004            $12,437              $10,172      $10,702
 6/30/2004            $12,709              $10,370      $10,736
 7/31/2004            $12,409              $10,026      $10,719
 8/31/2004            $12,573              $10,067      $10,724
 9/30/2004            $12,573              $10,176      $10,747
10/31/2004            $12,511              $10,332      $10,804
11/30/2004            $13,047              $10,750      $10,809
12/31/2004            $13,450              $11,115      $10,770
 1/31/2005            $13,145              $10,844      $10,792
 2/28/2005            $13,338              $11,073      $10,855
 3/31/2005            $13,107              $10,877      $10,939
 4/30/2005            $12,864              $10,670      $11,013
 5/31/2005            $13,149              $11,010      $11,002
 6/30/2005            $13,052              $11,025      $11,007
 7/31/2005            $13,463              $11,435      $11,058
 8/31/2005            $13,060              $11,331      $11,115
 9/30/2005            $13,006              $11,423      $11,251
10/31/2005            $13,060              $11,232      $11,273
11/30/2005            $13,568              $11,657      $11,183
12/31/2005            $13,730              $11,661      $11,138
 1/31/2006            $14,164              $11,970      $11,222
 2/28/2006            $14,475              $12,003      $11,245
 3/31/2006            $14,725              $12,152      $11,307
 4/30/2006            $14,862              $12,315      $11,404
 5/31/2006            $14,479              $11,961      $11,460
 6/30/2006            $14,411              $11,977      $11,483
 7/31/2006            $14,428              $12,051      $11,517
 8/31/2006            $14,989              $12,338      $11,539
 9/30/2006            $15,346              $12,655      $11,483
10/31/2006            $15,685              $13,068      $11,420
11/30/2006            $15,966              $13,316      $11,404
12/31/2006            $16,073              $13,503      $11,420
 1/31/2007            $16,347              $13,707      $11,455
 2/28/2007            $16,024              $13,439      $11,517
 3/31/2007            $15,956              $13,590      $11,622
 4/30/2007            $16,378              $14,192      $11,697
 5/31/2007            $17,007              $14,687      $11,768
 6/30/2007            $16,769              $14,443      $11,791
 7/31/2007            $16,153              $13,995      $11,788
 8/31/2007            $16,418              $14,205      $11,767
 9/30/2007            $16,760              $14,736      $11,799
10/31/2007            $16,468              $14,970      $11,824
11/30/2007            $15,857              $14,345      $11,895
12/31/2007            $15,561              $14,245      $11,887
 1/31/2008            $15,046              $13,391      $11,946
 2/29/2008            $14,672              $12,956      $11,980
 3/31/2008            $14,880              $12,900      $12,084
 4/30/2008            $15,282              $13,528      $12,157
 5/31/2008            $15,528              $13,703      $12,260
 6/30/2008            $14,065              $12,548      $12,383
 7/31/2008            $14,393              $12,442      $12,448
 8/31/2008            $14,473              $12,622      $12,399
 9/30/2008            $13,403              $11,498      $12,382
10/31/2008            $11,677              $ 9,567      $12,257
11/30/2008            $10,996              $ 8,880      $12,022
12/31/2008            $11,296              $ 8,975      $11,897
 1/31/2009            $10,059              $ 8,218      $11,949
 2/28/2009            $ 9,034              $ 7,343      $12,009
 3/31/2009            $ 9,833              $ 7,986      $12,038
 4/30/2009            $10,673              $ 8,751      $12,068
 5/31/2009            $11,107              $ 9,240      $12,103
 6/30/2009            $11,201              $ 9,259      $12,207
 7/31/2009            $11,942              $ 9,959      $12,187
 8/31/2009            $12,315              $10,318      $12,215
 9/30/2009            $12,575              $10,703      $12,222


                               10 | Annual Report

ADVISOR CLASS (10/1/99-9/30/09)(5)

                              (PERFORMANCE GRAPH)

                  FRANKLIN RISING
                 DIVIDENDS FUND -
    DATE           ADVISOR CLASS        S&P 500 INDEX     CPI
----------   ------------------------   -------------   -------
 10/1/1999            $10,000              $10,000      $10,000
10/31/1999            $10,089              $10,633      $10,018
11/30/1999            $ 9,967              $10,849      $10,024
12/31/1999            $ 9,866              $11,488      $10,024
 1/31/2000            $ 9,396              $10,911      $10,054
 2/29/2000            $ 9,365              $10,704      $10,113
 3/31/2000            $10,165              $11,751      $10,197
 4/30/2000            $10,119              $11,398      $10,203
 5/31/2000            $10,288              $11,164      $10,214
 6/30/2000            $ 9,727              $11,439      $10,268
 7/31/2000            $ 9,634              $11,260      $10,292
 8/31/2000            $10,194              $11,960      $10,292
 9/30/2000            $10,295              $11,328      $10,345
10/31/2000            $10,547              $11,281      $10,363
11/30/2000            $10,716              $10,391      $10,369
12/31/2000            $11,739              $10,442      $10,363
 1/31/2001            $11,940              $10,812      $10,429
 2/28/2001            $11,878              $ 9,827      $10,471
 3/31/2001            $11,661              $ 9,204      $10,494
 4/30/2001            $12,250              $ 9,919      $10,536
 5/31/2001            $12,684              $ 9,986      $10,584
 6/30/2001            $12,715              $ 9,743      $10,602
 7/31/2001            $12,979              $ 9,647      $10,572
 8/31/2001            $12,902              $ 9,043      $10,572
 9/30/2001            $11,777              $ 8,313      $10,619
10/31/2001            $11,958              $ 8,471      $10,584
11/30/2001            $12,788              $ 9,121      $10,566
12/31/2001            $13,278              $ 9,201      $10,524
 1/31/2002            $13,583              $ 9,067      $10,548
 2/28/2002            $13,926              $ 8,892      $10,590
 3/31/2002            $14,625              $ 9,226      $10,649
 4/30/2002            $14,807              $ 8,667      $10,709
 5/31/2002            $14,716              $ 8,603      $10,709
 6/30/2002            $14,193              $ 7,990      $10,715
 7/31/2002            $13,287              $ 7,367      $10,727
 8/31/2002            $13,480              $ 7,416      $10,762
 9/30/2002            $12,280              $ 6,610      $10,780
10/31/2002            $12,865              $ 7,192      $10,798
11/30/2002            $13,278              $ 7,615      $10,798
12/31/2002            $13,043              $ 7,167      $10,774
 1/31/2003            $12,541              $ 6,980      $10,822
 2/28/2003            $12,303              $ 6,875      $10,905
 3/31/2003            $12,298              $ 6,942      $10,971
 4/30/2003            $13,330              $ 7,514      $10,947
 5/31/2003            $13,962              $ 7,909      $10,929
 6/30/2003            $13,989              $ 8,010      $10,941
 7/31/2003            $14,502              $ 8,152      $10,953
 8/31/2003            $14,691              $ 8,310      $10,995
 9/30/2003            $14,610              $ 8,222      $11,030
10/31/2003            $15,626              $ 8,687      $11,018
11/30/2003            $15,702              $ 8,764      $10,989
12/31/2003            $16,135              $ 9,223      $10,977
 1/31/2004            $16,320              $ 9,393      $11,030
 2/29/2004            $16,609              $ 9,523      $11,090
 3/31/2004            $16,473              $ 9,380      $11,161
 4/30/2004            $16,179              $ 9,232      $11,197
 5/31/2004            $16,451              $ 9,359      $11,263
 6/30/2004            $16,815              $ 9,541      $11,298
 7/31/2004            $16,413              $ 9,225      $11,281
 8/31/2004            $16,630              $ 9,263      $11,286
 9/30/2004            $16,636              $ 9,363      $11,310
10/31/2004            $16,549              $ 9,506      $11,370
11/30/2004            $17,256              $ 9,891      $11,376
12/31/2004            $17,794              $10,227      $11,334
 1/31/2005            $17,390              $ 9,978      $11,358
 2/28/2005            $17,650              $10,188      $11,423
 3/31/2005            $17,346              $10,007      $11,513
 4/30/2005            $17,030              $ 9,818      $11,590
 5/31/2005            $17,407              $10,130      $11,578
 6/30/2005            $17,290              $10,144      $11,584
 7/31/2005            $17,833              $10,522      $11,638
 8/31/2005            $17,301              $10,426      $11,697
 9/30/2005            $17,235              $10,510      $11,840
10/31/2005            $17,312              $10,335      $11,864
11/30/2005            $17,993              $10,726      $11,769
12/31/2005            $18,213              $10,729      $11,721
 1/31/2006            $18,794              $11,014      $11,811
 2/28/2006            $19,217              $11,043      $11,834
 3/31/2006            $19,561              $11,181      $11,900
 4/30/2006            $19,747              $11,331      $12,001
 5/31/2006            $19,245              $11,005      $12,061
 6/30/2006            $19,160              $11,020      $12,085
 7/31/2006            $19,200              $11,088      $12,120
 8/31/2006            $19,950              $11,352      $12,144
 9/30/2006            $20,429              $11,644      $12,085
10/31/2006            $20,897              $12,024      $12,019
11/30/2006            $21,280              $12,252      $12,001
12/31/2006            $21,428              $12,424      $12,019
 1/31/2007            $21,805              $12,612      $12,056
 2/28/2007            $21,381              $12,365      $12,120
 3/31/2007            $21,303              $12,504      $12,231
 4/30/2007            $21,871              $13,057      $12,310
 5/31/2007            $22,727              $13,513      $12,385
 6/30/2007            $22,410              $13,289      $12,409
 7/31/2007            $21,596              $12,877      $12,406
 8/31/2007            $21,961              $13,070      $12,383
 9/30/2007            $22,434              $13,558      $12,418
10/31/2007            $22,051              $13,774      $12,444
11/30/2007            $21,243              $13,198      $12,518
12/31/2007            $20,852              $13,107      $12,510
 1/31/2008            $20,170              $12,321      $12,572
 2/29/2008            $19,674              $11,920      $12,608
 3/31/2008            $19,965              $11,869      $12,718
 4/30/2008            $20,511              $12,447      $12,795
 5/31/2008            $20,846              $12,608      $12,902
 6/30/2008            $18,893              $11,545      $13,032
 7/31/2008            $19,345              $11,448      $13,101
 8/31/2008            $19,457              $11,614      $13,049
 9/30/2008            $18,025              $10,579      $13,031
10/31/2008            $15,724              $ 8,802      $12,899
11/30/2008            $14,813              $ 8,171      $12,652
12/31/2008            $15,220              $ 8,257      $12,521
 1/31/2009            $13,563              $ 7,561      $12,576
 2/28/2009            $12,186              $ 6,756      $12,638
 3/31/2009            $13,264              $ 7,348      $12,669
 4/30/2009            $14,404              $ 8,051      $12,700
 5/31/2009            $14,997              $ 8,502      $12,737
 6/30/2009            $15,131              $ 8,519      $12,847
 7/31/2009            $16,138              $ 9,163      $12,826
 8/31/2009            $16,648              $ 9,494      $12,855
 9/30/2009            $17,005              $ 9,848      $12,863

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS (5)   9/30/09
-----------------   -------
1-Year               -5.66%
5-Year               +0.44%
10-Year              +5.45%

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. WHILE SMALLER AND MID-SIZE COMPANIES MAY OFFER SUBSTANTIAL OPPORTUNITIES FOR CAPITAL GROWTH, THEY ALSO INVOLVE HEIGHTENED RISKS AND SHOULD BE CONSIDERED SPECULATIVE. HISTORICALLY, SMALLER- AND MIDSIZE-COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER-COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(5.) Effective 10/3/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/3/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/2/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/3/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -1.27% and -0.32%.

(6.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               12 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 4/1/09      VALUE 9/30/09   PERIOD* 4/1/09-9/30/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,280.90             $ 6.46
Hypothetical (5% return before expenses)         $1,000           $1,019.40             $ 5.72
CLASS B
Actual                                           $1,000           $1,276.40             $10.73
Hypothetical (5% return before expenses)         $1,000           $1,015.64             $ 9.50
CLASS C
Actual                                           $1,000           $1,276.50             $10.73
Hypothetical (5% return before expenses)         $1,000           $1,015.64             $ 9.50
CLASS R
Actual                                           $1,000           $1,278.90             $ 7.88
Hypothetical (5% return before expenses)         $1,000           $1,018.15             $ 6.98
ADVISOR CLASS
Actual                                           $1,000           $1,282.10             $ 5.03
Hypothetical (5% return before expenses)         $1,000           $1,020.66             $ 4.46

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.13%; B: 1.88%; C: 1.88%; R: 1.38%; and
     Advisor: 0.88%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                               Annual Report | 13

Franklin Managed Trust
FINANCIAL HIGHLIGHTS

FRANKLIN RISING DIVIDENDS FUND

                                                                        YEAR ENDED SEPTEMBER 30,
                                                   ------------------------------------------------------------------
CLASS A                                               2009           2008         2007           2006         2005
-------                                            ----------     ----------   ----------     ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    29.08     $    37.47   $    36.25     $    31.14   $    30.58
                                                   ----------     ----------   ----------     ----------   ----------
Income from investment operations(a):
   Net investment income(b) ....................         0.16(c)        0.48         0.89(d)        0.44         0.29
   Net realized and unrealized gains (losses) ..        (2.01)         (7.75)        2.43           5.20         0.81
                                                   ----------     ----------   ----------     ----------   ----------
Total from investment operations ...............        (1.85)         (7.27)        3.32           5.64         1.10
                                                   ----------     ----------   ----------     ----------   ----------
Less distributions from:
   Net investment income .......................        (0.51)         (0.45)       (0.91)         (0.35)       (0.30)
   Net realized gains ..........................           --          (0.67)       (1.19)         (0.18)       (0.24)
                                                   ----------     ----------   ----------     ----------   ----------
Total distributions ............................        (0.51)         (1.12)       (2.10)         (0.53)       (0.54)
                                                   ----------     ----------   ----------     ----------   ----------
Redemption fees(e) .............................           --             --(f)        --(f)          --(f)        --(f)
                                                   ----------     ----------   ----------     ----------   ----------
Net asset value, end of year ...................   $    26.72     $    29.08   $    37.47     $    36.25   $    31.14
                                                   ==========     ==========   ==========     ==========   ==========
Total return(g) ................................        (5.90)%       (19.85)%       9.53%         18.26%        3.60%
RATIOS TO AVERAGE NET ASSETS
Expenses(h) ....................................         1.13%          1.01%        1.00%          1.00%        1.09%
Net investment income ..........................         0.69%(c)       1.47%        2.42%(d)       1.32%        0.92%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $1,366,352     $1,383,212   $2,061,210     $1,741,181   $1,480,742
Portfolio turnover rate ........................        22.61%          4.29%        6.02%          7.58%        3.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.72%.

(d) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               14 | Annual Report

Franklin Managed Trust
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN RISING DIVIDENDS FUND

                                                                     YEAR ENDED SEPTEMBER 30,
                                                   -----------------------------------------------------------
CLASS B                                              2009           2008       2007         2006        2005
-------                                            --------       --------   --------     --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  28.73       $  36.98   $  35.79     $  30.74    $  30.25
                                                   --------       --------   --------     --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) .............         --(c, d)     0.23       0.64(e)      0.19        0.07
   Net realized and unrealized gains (losses) ..      (1.96)         (7.66)      2.37         5.13        0.81
                                                   --------       --------   --------     --------    --------
Total from investment operations ...............      (1.96)         (7.43)      3.01         5.32        0.88
                                                   --------       --------   --------     --------    --------
Less distributions from:
   Net investment income .......................      (0.26)         (0.15)     (0.63)       (0.09)      (0.15)
   Net realized gains ..........................         --          (0.67)     (1.19)       (0.18)      (0.24)
                                                   --------       --------   --------     --------    --------
Total distributions ............................      (0.26)         (0.82)     (1.82)       (0.27)      (0.39)
                                                   --------       --------   --------     --------    --------
Redemption fees(f) .............................         --             --(c)      --(c)        --(c)       --(c)
                                                   --------       --------   --------     --------    --------
Net asset value, end of year ...................   $  26.51       $  28.73   $  36.98     $  35.79    $  30.74
                                                   ========       ========   ========     ========    ========
Total return(g) ................................      (6.62)%       (20.44)%     8.71%       17.42%       2.89%
RATIOS TO AVERAGE NET ASSETS
Expenses(h) ....................................       1.88%          1.76%      1.75%        1.76%       1.78%
Net investment income (loss) ...................      (0.06)%(d)      0.72%      1.67%(e)     0.56%       0.23%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $115,657       $164,350   $270,367     $289,640    $291,714
Portfolio turnover rate ........................      22.61%          4.29%      6.02%        7.58%       3.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.

(e) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.48%.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Franklin Managed Trust
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN RISING DIVIDENDS FUND

                                                                     YEAR ENDED SEPTEMBER 30,
                                                   -----------------------------------------------------------
CLASS C                                              2009          2008        2007         2006        2005
-------                                            --------      --------    --------     --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  28.64      $  36.89    $  35.73     $  30.69    $  30.21
                                                   --------      --------    --------     --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) .............      (0.01)(c)      0.24        0.61(d)      0.19        0.07
   Net realized and unrealized gains (losses) ..      (1.94)        (7.65)       2.40         5.13        0.80
                                                   --------      --------    --------     --------    --------
Total from investment operations ...............      (1.95)        (7.41)       3.01         5.32        0.87
                                                   --------      --------    --------     --------    --------
Less distributions from:
   Net investment income .......................      (0.28)        (0.17)      (0.66)       (0.10)      (0.15)
   Net realized gains ..........................         --         (0.67)      (1.19)       (0.18)      (0.24)
                                                   --------      --------    --------     --------    --------
Total distributions ............................      (0.28)        (0.84)      (1.85)       (0.28)      (0.39)
                                                   --------      --------    --------     --------    --------
Redemption fees(e) .............................         --            --(f)       --(f)        --(f)       --(f)
                                                   --------      --------    --------     --------    --------
Net asset value, end of year ...................   $  26.41      $  28.64    $  36.89     $  35.73    $  30.69
                                                   ========      ========    ========     ========    ========
Total return(g) ................................      (6.59)%      (20.44)%      8.69%       17.41%       2.89%
RATIOS TO AVERAGE NET ASSETS
Expenses(h) ....................................       1.88%         1.75%       1.75%        1.74%       1.77%
Net investment income (loss) ...................      (0.06)%(c)     0.73%       1.67%(d)     0.58%       0.24%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $342,627      $397,307    $622,647     $566,357    $523,687
Portfolio turnover rate ........................      22.61%         4.29%       6.02%        7.58%       3.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.

(d) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.48%.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Franklin Managed Trust
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN RISING DIVIDENDS FUND

                                                                   YEAR ENDED SEPTEMBER 30,
                                                   --------------------------------------------------------
CLASS R                                              2009         2008        2007        2006        2005
-------                                            -------      -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 28.96      $ 37.31     $ 36.11     $ 31.02     $ 30.51
                                                   -------      -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ....................      0.10(c)      0.40        0.80(d)     0.35        0.23
   Net realized and unrealized gains (losses) ..     (2.00)       (7.72)       2.42        5.19        0.81
                                                   -------      -------     -------     -------     -------
Total from investment operations ...............     (1.90)       (7.32)       3.22        5.54        1.04
                                                   -------      -------     -------     -------     -------
Less distributions from:
   Net investment income .......................     (0.42)       (0.36)      (0.83)      (0.27)      (0.29)
   Net realized gains ..........................        --        (0.67)      (1.19)      (0.18)      (0.24)
                                                   -------      -------     -------     -------     -------
Total distributions ............................     (0.42)       (1.03)      (2.02)      (0.45)      (0.53)
                                                   -------      -------     -------     -------     -------
Redemption fees(e) .............................        --           --(f)       --(f)       --(f)       --(f)
                                                   -------      -------     -------     -------     -------
Net asset value, end of year ...................   $ 26.64      $ 28.96     $ 37.31     $ 36.11     $ 31.02
                                                   =======      =======     =======     =======     =======
Total return(g) ................................     (6.18)%     (20.03)%      9.22%      17.99%       3.45%
RATIOS TO AVERAGE NET ASSETS
Expenses(h) ....................................      1.38%        1.26%       1.25%       1.26%       1.28%
Net investment income ..........................      0.44%(c)     1.22%       2.17%(d)    1.06%       0.73%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $33,179      $31,554     $55,458     $46,414     $44,448
Portfolio turnover rate ........................     22.61%        4.29%       6.02%       7.58%       3.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.

(d) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.98%.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(h) Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Managed Trust
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN RISING DIVIDENDS FUND

                                                              YEAR ENDED SEPTEMBER 30,
                                                   ---------------------------------------------
ADVISOR CLASS                                        2009         2008        2007       2006(a)
-------------                                      -------      -------     -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 29.07      $ 37.47     $ 36.24      $ 31.13
                                                   -------      -------     -------      -------
Income from investment operations(b):
   Net investment income(c) ....................      0.23(d)      0.57        0.88(e)      0.58
   Net realized and unrealized gains (losses) ..     (2.03)       (7.76)       2.54         5.14
                                                   -------      -------     -------      -------
Total from investment operations ...............     (1.80)       (7.19)       3.42         5.72
                                                   -------      -------     -------      -------
Less distributions from:
   Net investment income .......................     (0.59)       (0.54)      (1.00)       (0.43)
   Net realized gains ..........................        --        (0.67)      (1.19)       (0.18)
                                                   -------      -------     -------      -------
Total distributions ............................     (0.59)       (1.21)      (2.19)       (0.61)
                                                   -------      -------     -------      -------
Redemption fees(f) .............................        --           --(g)       --(g)        --(g)
                                                   -------      -------     -------      -------
Net asset value, end of year ...................   $ 26.68      $ 29.07     $ 37.47      $ 36.24
                                                   =======      =======     =======      =======
Total return(h) .................................    (5.66)%     (19.65)%      9.82%       18.53%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses(j) ....................................      0.88%        0.76%       0.75%        0.76%
Net investment income ..........................      0.94%(d)     1.72%       2.67%(e)     1.56%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $61,307      $42,142     $51,544      $29,949
Portfolio turnover rate ........................     22.61%        4.29%       6.02%        7.58%

(a) For the period October 3, 2005 (effective date) to September 30, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.97%.

(e) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.48%.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Amount rounds to less than $0.01 per share.

(h)  Total return is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Managed Trust
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009

    FRANKLIN RISING DIVIDENDS FUND                                         SHARES          VALUE
    ------------------------------                                      -----------   --------------
    COMMON STOCKS 94.3%
    AEROSPACE & DEFENSE 5.4%
    United Technologies Corp. .......................................     1,695,230   $  103,290,364
                                                                                      --------------
    BANKS 0.6%
    Peoples Bancorp Inc. ............................................       195,644        2,553,154
    TrustCo Bank Corp. NY ...........................................       621,678        3,885,487
    U.S. Bancorp ....................................................       212,603        4,647,502
                                                                                      --------------
                                                                                          11,086,143
                                                                                      --------------
    COMMERCIAL & PROFESSIONAL SERVICES 2.5%
    ABM Industries Inc. .............................................     1,145,249       24,096,039
    Cintas Corp. ....................................................       758,600       22,993,166
    Superior Uniform Group Inc. .....................................       219,200        1,705,376
                                                                                      --------------
                                                                                          48,794,581
                                                                                      --------------
    CONSUMER DURABLES & APPAREL 1.3%
(a) Kid Brands Inc. .................................................       684,019        4,240,918
    Leggett & Platt Inc. ............................................     1,097,590       21,293,246
                                                                                      --------------
                                                                                          25,534,164
                                                                                      --------------
    CONSUMER SERVICES 1.5%
    Hillenbrand Inc. ................................................     1,366,700       27,839,679
                                                                                      --------------
    DIVERSIFIED FINANCIALS 1.2%
    State Street Corp. ..............................................       439,500       23,117,700
                                                                                      --------------
    ELECTRICAL EQUIPMENT 8.8%
    Brady Corp., A ..................................................     2,423,325       69,597,894
    Roper Industries Inc. ...........................................     1,935,009       98,646,759
                                                                                      --------------
                                                                                         168,244,653
                                                                                      --------------
    FOOD & STAPLES RETAILING 5.0%
    Wal-Mart Stores Inc. ............................................     1,948,100       95,632,229
                                                                                      --------------
    FOOD, BEVERAGE & TOBACCO 3.8%
    McCormick & Co. Inc. ............................................     2,146,400       72,848,816
                                                                                      --------------
    HEALTH CARE EQUIPMENT & SERVICES 12.9%
    Becton Dickinson and Co. ........................................     1,395,000       97,301,250
    Hill-Rom Holdings Inc. ..........................................     1,343,900       29,270,142
    Stryker Corp. ...................................................       544,800       24,750,264
    Teleflex Inc. ...................................................       670,653       32,399,246
    West Pharmaceutical Services Inc. ...............................     1,570,800       63,790,188
                                                                                      --------------
                                                                                         247,511,090
                                                                                      --------------
    HOUSEHOLD & PERSONAL PRODUCTS 6.9%
    Alberto-Culver Co. ..............................................     1,135,550       31,432,024
    The Procter & Gamble Co. ........................................     1,753,500      101,562,720
                                                                                      --------------
                                                                                         132,994,744
                                                                                      --------------


                               Annual Report | 19

Franklin Managed Trust
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (CONTINUED)

    FRANKLIN RISING DIVIDENDS FUND                                         SHARES          VALUE
    ------------------------------                                      -----------   --------------
    COMMON STOCKS (CONTINUED)
    INDUSTRIAL CONGLOMERATES 1.6%
    Carlisle Cos. Inc. ..............................................       912,529   $   30,943,858
                                                                                      --------------
    INSURANCE 11.8%
    Aflac Inc. ......................................................     1,270,600       54,305,444
    Arthur J. Gallagher & Co. .......................................       874,700       21,316,439
    Erie Indemnity Co., A ...........................................     1,733,082       64,921,252
    Mercury General Corp. ...........................................       290,519       10,510,977
    Old Republic International Corp. ................................     4,381,050       53,361,189
    RLI Corp. .......................................................       426,359       22,503,228
                                                                                      --------------
                                                                                         226,918,529
                                                                                      --------------
    MACHINERY 6.3%
    Donaldson Co. Inc. ..............................................       506,052       17,524,581
    Dover Corp. .....................................................     1,957,500       75,872,700
    Graco Inc. ......................................................       357,071        9,951,569
    Nordson Corp. ...................................................       302,949       16,992,409
                                                                                      --------------
                                                                                         120,341,259
                                                                                      --------------
    MATERIALS 11.9%
    Air Products and Chemicals Inc. .................................       543,500       42,164,730
    Bemis Co. Inc. ..................................................     1,516,389       39,289,639
    Nucor Corp. .....................................................       958,400       45,054,384
    Praxair Inc. ....................................................     1,238,881      101,204,189
                                                                                      --------------
                                                                                         227,712,942
                                                                                      --------------
    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 5.6%
    Abbott Laboratories .............................................     1,151,100       56,944,917
    Pfizer Inc. .....................................................     3,083,800       51,036,890
                                                                                      --------------
                                                                                         107,981,807
                                                                                      --------------
    RETAILING 5.2%
    Family Dollar Stores Inc. .......................................     3,661,800       96,671,520
(a) Sally Beauty Holdings Inc. ......................................       437,550        3,110,981
                                                                                      --------------
                                                                                          99,782,501
                                                                                      --------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.0%(b)
    Cohu Inc. .......................................................        68,100          923,436
                                                                                      --------------
    TECHNOLOGY HARDWARE & EQUIPMENT 2.0%
    International Business Machines Corp. ...........................       327,600       39,184,236
                                                                                      --------------
    TOTAL COMMON STOCKS (COST $1,573,745,544) .......................                  1,810,682,731
                                                                                      --------------
    SHORT TERM INVESTMENTS 5.8%
    MONEY MARKET FUNDS 5.8%
(a) Bank of New York Institutional Cash Reserve Fund, Series B ......        46,869           37,495
(c) Institutional Fiduciary Trust Money Market Portfolio, 0.00% .....   111,250,124      111,250,124
                                                                                      --------------
    TOTAL MONEY MARKET FUNDS (COST $111,296,993) ....................                    111,287,619
                                                                                      --------------


                               20 | Annual Report

Franklin Managed Trust
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (CONTINUED)

    FRANKLIN RISING DIVIDENDS FUND                                                         VALUE
    ------------------------------                                                    --------------
    TOTAL INVESTMENTS (COST $1,685,042,537) 100.1%...................                 $1,921,970,350
    OTHER ASSETS, LESS LIABILITIES (0.1)%............................                     (2,849,245)
                                                                                      --------------
    NET ASSETS 100.0%................................................                 $1,919,121,105
                                                                                      ==============

(a)  Non-income producing.

(b)  Rounds to less than 0.1% of net assets.

(c) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin Managed Trust
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2009

                                                                 FRANKLIN RISING
                                                                  DIVIDENDS FUND
                                                                 ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ............................   $1,573,792,413
      Cost - Sweep Money Fund (Note 7) .......................      111,250,124
                                                                 --------------
      Total cost of investments ..............................   $1,685,042,537
                                                                 ==============
      Value - Unaffiliated issuers ...........................   $1,810,720,226
      Value - Sweep Money Fund (Note 7) ......................      111,250,124
                                                                 --------------
      Total value of investments .............................    1,921,970,350
   Receivables:
      Investment securities sold .............................          443,326
      Capital shares sold ....................................        5,321,766
      Dividends ..............................................        2,307,054
   Other assets ..............................................            1,323
                                                                 --------------
         Total assets ........................................    1,930,043,819
                                                                 --------------
Liabilities:
   Payables:
      Investment securities purchased ........................        2,166,030
      Capital shares redeemed ................................        5,703,656
      Affiliates .............................................        2,334,546
   Funds advanced by custodian ...............................           46,869
   Accrued expenses and other liabilities ....................          671,613
                                                                 --------------
         Total liabilities ...................................       10,922,714
                                                                 --------------
            Net assets, at value .............................   $1,919,121,105
                                                                 ==============
Net assets consist of:
   Paid-in capital ...........................................   $1,837,989,566
   Undistributed net investment income .......................          668,734
   Net unrealized appreciation (depreciation) ................      236,927,813
   Accumulated net realized gain (loss) ......................     (156,465,008)
                                                                 --------------
            Net assets, at value .............................   $1,919,121,105
                                                                 ==============

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Managed Trust
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2009

                                                                 FRANKLIN RISING
                                                                  DIVIDENDS FUND
                                                                 ---------------
CLASS A:
   Net assets, at value ......................................    $1,366,351,622
                                                                  ==============
   Shares outstanding ........................................        51,140,107
                                                                  ==============
   Net asset value per share(a) ..............................    $        26.72
                                                                  ==============
   Maximum offering price per share (net asset value per
      share / 94.25%) ........................................    $        28.35
                                                                  ==============
CLASS B:
   Net assets, at value ......................................    $  115,656,590
                                                                  ==============
   Shares outstanding ........................................         4,363,565
                                                                  ==============
   Net asset value and maximum offering price per share(a) ...    $        26.51
                                                                  ==============
CLASS C:
   Net assets, at value ......................................    $  342,627,071
                                                                  ==============
   Shares outstanding ........................................        12,975,584
                                                                  ==============
   Net asset value and maximum offering price per share(a) ...    $        26.41
                                                                  ==============
CLASS R:
   Net assets, at value ......................................    $   33,178,782
                                                                  ==============
   Shares outstanding ........................................         1,245,290
                                                                  ==============
   Net asset value and maximum offering price per share ......    $        26.64
                                                                  ==============
ADVISOR CLASS:
   Net assets, at value ......................................    $   61,307,040
                                                                  ==============
   Shares outstanding ........................................         2,297,445
                                                                  ==============
   Net asset value and maximum offering price per share ......    $        26.68
                                                                  ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Franklin Managed Trust
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the year ended September 30, 2009

                                                                 FRANKLIN RISING
                                                                  DIVIDENDS FUND
                                                                 ---------------
Investment income:
   Dividends:
      Unaffiliated issuers ...................................    $  29,549,957
      Sweep Money Fund (Note 7) ..............................          304,930
   Income from securities loaned .............................           19,809
                                                                  -------------
         Total investment income .............................       29,874,696
                                                                  -------------
Expenses:
   Management fees (Note 3a) .................................        9,802,432
   Distribution fees: (Note 3c)
      Class A ................................................        2,859,478
      Class B ................................................        1,156,312
      Class C ................................................        3,095,487
      Class R ................................................          135,958
   Transfer agent fees (Note 3e) .............................        3,843,891
   Accounting fees (Note 3b) .................................           40,000
   Custodian fees (Note 4) ...................................           22,617
   Reports to shareholders ...................................          338,786
   Registration and filing fees ..............................          131,087
   Professional fees .........................................           46,213
   Trustees' fees and expenses ...............................          158,304
   Other .....................................................           44,410
                                                                  -------------
         Total expenses ......................................       21,674,975
         Expense reductions (Note 4) .........................              (23)
                                                                  -------------
            Net expenses .....................................       21,674,952
                                                                  -------------
               Net investment income .........................        8,199,744
                                                                  -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .................       35,778,170
   Net change in unrealized appreciation (depreciation) on
      investments ............................................     (171,534,364)
                                                                  -------------
Net realized and unrealized gain (loss) ......................     (135,756,194)
                                                                  -------------
Net increase (decrease) in net assets resulting from
   operations ................................................    $(127,556,450)
                                                                  =============

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Franklin Managed Trust
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   FRANKLIN RISING DIVIDENDS FUND
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                                  --------------------------------
                                                                                       2009              2008
                                                                                  --------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................................   $    8,199,744   $    31,183,234
      Net realized gain (loss) from investments ...............................       35,778,170      (176,851,755)
      Net change in unrealized appreciation (depreciation) on investments .....     (171,534,364)     (417,457,000)
                                                                                  --------------   ---------------
            Net increase (decrease) in net assets resulting from operations ...     (127,556,450)     (563,125,521)
                                                                                  --------------   ---------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..............................................................      (23,819,218)      (24,020,064)
         Class B ..............................................................       (1,371,541)       (1,084,297)
         Class C ..............................................................       (3,700,932)       (2,722,615)
         Class R ..............................................................         (463,098)         (505,949)
         Advisor Class ........................................................       (1,285,315)         (745,081)
      Net realized gains:
         Class A ..............................................................               --       (35,519,938)
         Class B ..............................................................               --        (4,697,918)
         Class C ..............................................................               --       (10,885,573)
         Class R ..............................................................               --          (945,523)
         Advisor Class ........................................................               --          (910,533)
                                                                                  --------------   ---------------
   Total distributions to shareholders ........................................      (30,640,104)      (82,037,491)
                                                                                  --------------   ---------------
   Capital share transactions: (Note 2)
         Class A ..............................................................       83,063,560      (240,232,538)
         Class B ..............................................................      (31,189,930)      (51,105,752)
         Class C ..............................................................      (19,557,483)      (96,033,839)
         Class R ..............................................................        3,660,394       (12,720,348)
         Advisor Class ........................................................       22,775,992         2,583,601
                                                                                  --------------   ---------------
   Total capital share transactions ...........................................       58,752,533      (397,508,876)
                                                                                  --------------   ---------------
Redemption fees ...............................................................               --            11,189
                                                                                  --------------   ---------------
            Net increase (decrease) in net assets .............................      (99,444,021)   (1,042,660,699)
Net assets:
   Beginning of year ..........................................................    2,018,565,126     3,061,225,825
                                                                                  --------------   ---------------
   End of year ................................................................   $1,919,121,105   $ 2,018,565,126
                                                                                  --------------   ---------------
Undistributed net investment income included in net assets:
   End of year ................................................................   $      668,734   $    23,109,094
                                                                                  ==============   ===============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Franklin Managed Trust
NOTES TO FINANCIAL STATEMENTS

FRANKLIN RISING DIVIDENDS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Managed Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Rising Dividends Fund (Fund). The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. SECURITIES LENDING

The Fund participates in a principal based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the


                               26 | Annual Report

Franklin Managed Trust
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN RISING DIVIDENDS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES LENDING (CONTINUED)

Fund on the next business day. The collateral is invested in repurchase agreements or in a non-registered money fund (BNY Institutional Cash Reserve Fund or ICRF) managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the Fund. At September 30, 2009, the Fund had no securities on loan.

In September of 2008, the Bank of New York Mellon (BNYM) advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund's position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of September 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                               Annual Report | 27

Franklin Managed Trust
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN RISING DIVIDENDS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                          YEAR ENDED SEPTEMBER 30,
                                         ---------------------------------------------------------
                                                    2009                          2008
                                         ---------------------------   ---------------------------
                                           SHARES          AMOUNT         SHARES         AMOUNT
                                         -----------   -------------   -----------   -------------
CLASS A SHARES:
   Shares sold .......................    17,782,305   $ 412,485,420     7,405,884   $ 243,907,739
   Shares issued in reinvestment of
      distributions ..................       987,590      21,085,041     1,581,586      53,647,383
   Shares redeemed ...................   (15,190,191)   (350,506,901)  (16,430,761)   (537,787,660)
                                         -----------   -------------   -----------   -------------
   Net increase (decrease) ...........     3,579,704   $  83,063,560    (7,443,291)  $(240,232,538)
                                         ===========   =============   ===========   =============


                               28 | Annual Report

Franklin Managed Trust
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN RISING DIVIDENDS FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                              YEAR ENDED SEPTEMBER 30,
                                               -------------------------------------------------------
                                                         2009                         2008
                                               --------------------------   --------------------------
                                                 SHARES         AMOUNT        SHARES        AMOUNT
                                               ----------   -------------   ----------   -------------
CLASS B SHARES:
   Shares sold .............................      204,677   $   4,704,284       87,508   $   2,820,449
   Shares issued in reinvestment of
      distributions ........................       54,199       1,154,987      145,912       4,920,157
   Shares redeemed .........................   (1,616,744)    (37,049,201)  (1,822,747)    (58,846,358)
                                               ----------   -------------   ----------   -------------
   Net increase (decrease) .................   (1,357,868)  $ (31,189,930)  (1,589,327)  $ (51,105,752)
                                               ==========   =============   ==========   =============
CLASS C SHARES:
   Shares sold .............................    3,364,297   $  77,359,913    1,352,132   $  43,992,207
   Shares issued in reinvestment of
      distributions ........................      149,272       3,169,049      352,546      11,852,577
   Shares redeemed .........................   (4,408,499)   (100,086,445)  (4,713,282)   (151,878,623)
                                               ----------   -------------   ----------   -------------
   Net increase (decrease) .................     (894,930)  $ (19,557,483)  (3,008,604)  $ (96,033,839)
                                               ==========   =============   ==========   =============
CLASS R SHARES:
   Shares sold .............................      567,360   $  13,192,735      314,331   $  10,288,556
   Shares issued in reinvestment of
      distributions ........................       21,047         449,134       41,467       1,403,655
   Shares redeemed .........................     (432,648)     (9,981,475)    (752,665)    (24,412,559)
                                               ----------   -------------   ----------   -------------
   Net increase (decrease) .................      155,759   $   3,660,394     (396,867)  $ (12,720,348)
                                               ==========   =============   ==========   =============
ADVISOR CLASS SHARES:
   Shares sold .............................    1,656,141   $  39,307,240      294,004   $   9,513,133
   Shares issued in reinvestment of
      distributions ........................       59,255       1,260,948       47,911       1,621,298
   Shares redeemed .........................     (867,386)    (17,792,196)    (267,938)     (8,550,830)
                                               ----------   -------------   ----------   -------------
   Net increase (decrease) .................      848,010   $  22,775,992       73,977   $   2,583,601
                                               ==========   =============   ==========   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Advisory Services, LLC (Advisory Services)             Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               Annual Report | 29

Franklin Managed Trust
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN RISING DIVIDENDS FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
      0.750%          Up to and including $500 million
      0.625%          Over $500 million, up to and including $1 billion
      0.500%          In excess of $1 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

The Fund also pays accounting fees to Advisory Services as noted in the Statement of Operations.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .......   0.25%
Class B .......   1.00%
Class C .......   1.00%
Class R .......   0.50%


                               30 | Annual Report

Franklin Managed Trust
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN RISING DIVIDENDS FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ............................   $1,134,940
Contingent deferred sales charges retained ................   $   38,260

E. TRANSFER AGENT FEES

For the year ended September 30, 2009, the Fund paid transfer agent fees of $3,843,891, of which $2,219,914 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2009, the Fund had tax basis capital losses of $146,178,035 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2009, the Fund deferred realized capital losses of $9,907,271.

The tax character of distributions paid during the years ended September 30, 2009 and 2008, was as follows:

                                  2009          2008
                               -----------   -----------
Distributions paid from:
   Ordinary income .........   $30,640,104   $29,078,006
   Long term capital gain ..            --    52,959,485
                               -----------   -----------
                               $30,640,104   $82,037,491
                               ===========   ===========


                               Annual Report | 31

Franklin Managed Trust
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN RISING DIVIDENDS FUND

5. INCOME TAXES (CONTINUED)

At September 30, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .......................................   $1,685,422,240
                                                              ==============
Unrealized appreciation ...................................   $  381,321,485
Unrealized depreciation ...................................     (144,773,375)
                                                              --------------
Net unrealized appreciation (depreciation) ................   $  236,548,110
                                                              ==============
Distributable earnings - undistributed ordinary income ....   $      668,734
                                                              ==============

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2009, aggregated $391,899,803 and $360,317,873, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.


                               32 | Annual Report

Franklin Managed Trust
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN RISING DIVIDENDS FUND

8. CREDIT FACILITY (CONTINUED)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $2,960 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the year ended September 30, 2009, the Fund did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009, in valuing the Fund's assets carried at fair value:

                                        LEVEL 1      LEVEL 2   LEVEL 3        TOTAL
                                    --------------   -------   -------   --------------
ASSETS:
   Investments in Securities:
      Equity Investments(a) .....   $1,810,682,731   $    --     $--     $1,810,682,731
      Short Term Investments ....      111,250,124    37,495      --        111,287,619
                                    --------------   -------     ---     --------------
      Total Investments in
         Securities .............   $1,921,932,855   $37,495     $--     $1,921,970,350
                                    ==============   =======     ===     ==============

(a) For detailed industry descriptions, see the accompanying Statement of Investments.


                               Annual Report | 33

Franklin Managed Trust
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN RISING DIVIDENDS FUND

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through November 16, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.


                               34 | Annual Report

Franklin Managed Trust
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN RISING DIVIDENDS FUND

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FRANKLIN MANAGED TRUST

We have audited the accompanying statement of assets and liabilities of the Franklin Rising Dividends Fund, a series of shares of Franklin Managed Trust, including the statement of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Rising Dividends Fund at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP
Philadelphia, Pennsylvania

November 16, 2009


                               Annual Report | 35

Franklin Managed Trust
TAX DESIGNATION (UNAUDITED)

FRANKLIN RISING DIVIDENDS FUND

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $46,540,947 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended September 30, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 2009.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $163,908 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended September 30, 2009.


                               36 | Annual Report

Franklin Managed Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ----------------------------------
FRANK T. CROHN (1924)            Trustee           Since 1986           7                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Eastport Lobster & Fish Company; and FORMERLY, Director, Unity Mutual Life Insurance Company (until 2006) Chief Executive
Officer and Chairman, Financial Benefit Life Insurance Company (insurance and annuities) (until 1996); Chief Executive Officer,
National Benefit Life Insurance Co. (insurance) (1963-1982); and Director, AmVestors Financial Corporation (until 1997).

BURTON J. GREENWALD (1929)       Trustee           Since 2001           15                        Franklin Templeton Emerging
One Franklin Parkway                                                                              Markets Debt Opportunities Fund
San Mateo, CA 94403-1906                                                                          PLC and Fiduciary International
                                                                                                  Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.

CHARLES RUBENS II (1930)         Trustee           Since 1986           15                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.

ROBERT E. WADE (1946)            Trustee           Since 2004           38                        El Oro Ltd (investments).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law.


                               Annual Report | 37

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ----------------------------------
GREGORY H. WILLIAMS (1943)       Trustee           Since 2008           7                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, The City College of New York (since 2001); member of the boards of directors of various non-profit organizations affiliated with The City University of New York and The City College of New York; and FORMERLY, Dean of The Ohio State University
College of Law (1993-2001) and Associate Vice President for Academic Affairs and Professor of Law, University of Iowa (1977-1993).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ----------------------------------
**WILLIAM J. LIPPMAN (1925)      Trustee,          Trustee and          7                         None
One Parker Plaza, 9th Floor      President and     President since
Fort Lee, NJ 07024               Chief Executive   1986 and Chief
                                 Officer-          Executive Officer-
                                 Investment        Investment
                                 Management        Management
                                                   since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of two of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice President
                                 Vice President    - AML Compliance
                                 - AML             since 2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Chief Financial   Since                Not Applicable            Not Applicable
One Franklin Parkway             Officer-          March 2009
San Mateo, CA 94403-1906         Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).


                               38 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ----------------------------------
ALIYA S. GORDON (1973)           Vice President    Since                Not Applicable            Not Applicable
One Franklin Parkway                               March 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)            Secretary and     Secretary since      Not Applicable            Not Applicable
One Franklin Parkway             Vice President    2005 and Vice
San Mateo, CA 94403-1906                           President since
                                                   August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1991           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

MATTHEW T. HINKLE (1971)         Treasurer,        Since March 2009     Not Applicable            Not Applicable
One Franklin Parkway             Chief Financial
San Mateo, CA 94403-1906         Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton
Investments.

ROBERT C. ROSSELOT (1960)        Vice President    Since                Not Applicable            Not Applicable
500 East Broward Blvd.                             August 2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 39

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ----------------------------------
KAREN L. SKIDMORE (1952)         Vice President    Since 2006           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** William J. Lippman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE
IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK T. CROHN AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. CROHN, WHO CURRENTLY IS A DIRECTOR OF VARIOUS COMPANIES AND CHAIRS THE FUND'S AUDIT COMMITTEE, QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS BUSINESS BACKGROUND AND EXPERIENCE, WHICH INCLUDES SERVICE AS CHIEF EXECUTIVE OFFICER OF NATIONAL BENEFIT LIFE INSURANCE COMPANY (1963-1982), CHIEF EXECUTIVE OFFICER OF FINANCIAL BENEFIT LIFE INSURANCE COMPANY (1982-1996), AND SERVICE AS A DIRECTOR OF AMVESTORS FINANCIAL CORPORATION UNTIL 1997. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. CROHN HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR . CROHN IS AN INDEPENDENT BOARD MEMBER AS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               40 | Annual Report

Franklin Managed Trust
SHAREHOLDER INFORMATION

FRANKLIN RISING DIVIDENDS FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 41

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

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free IncomeFund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN RISING DIVIDENDS FUND

INVESTMENT MANAGER
Franklin Advisory Services, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

158 A2009 11/09





Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $25,200 for the fiscal year ended September 30, 2009 and $24,000 for the fiscal year ended September 30, 2008.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees
There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.                     N/A

Item 6. Schedule of Investments.                                   N/A

Item 7. Disclosure  of Proxy Voting Policies and Procedures for Closed-End
        Management Investment Companies.                N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity  Securities by Closed-End Management Investment
        Company and Affiliated Purchasers.                              N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MANAGED TRUST



By /s/LAURA F. FERGERSON
  ---------------------------
     Laura F. Fergerson
     Chief Executive Officer - Finance and Administration
Date  November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
  ---------------------------
     Laura F. Fergerson
     Chief Executive Officer - Finance and Administration
Date  November 25, 2009




By /s/MATTHEW T. HINKLE
   ---------------------------
      Matthew T. Hinkle
      Chief Financial Officer and
       Chief Accounting Officer
Date  November 25, 2009